CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the reference to our Firm under the caption "Independent Accountants" in the Prospectus and in the Statement of Additional Information in this Post-Effective Amendment No. 40 to the Registration Statement of The Victory Portfolios on Form N-1A (File No. 33-8982).





                                                     /s/COOPERS & LYBRAND L.L.P.
                                                        COOPERS & LYBRAND L.L.P.





Columbus, Ohio
June 10, 1998